U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549
                          __________________

                              FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):      APRIL 8, 2003




              CORPORATE DEVELOPMENT AND INNOVATION INC.
        (Exact name of registrant as specified in its charter)


WASHINGTON                                       000-49955_                                       91-2060082


(State or other                                  (Commission                                      (I.R.S. Employer
jurisdiction                                     File Number)                                     Identification No.)
of incorporation)
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           4911 CABOT DRIVE
 RICHMOND, BRITISH COLUMBIA, CANADA                   V7C 4J5
                     (Address of principal executive offices)
     (Zip Code)


Registrant's telephone number, including area code:         (604)
271-0755



            INFORMATION TO BE INCLUDED IN THE REPORT

                                Page
  Item 1.  Changes in Control of Registrant. . . . . . . . . . . .
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  Item 2.  Acquisition or Disposition of Assets. . . . . . . . . .
  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  .  3
  (a)               Description of Business. . . . . . . . . . . .
  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  .  4

  Item 7.  Financial Statements and Exhibits . . . . . . . . . . .
  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  .  12

  SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . .
  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  .  13

  ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

  SHARE EXCHANGE AGREEMENT

  Pursuant to a Share Exchange Agreement (the "Agreement") dated as of March 24, 2003 Corporate Development and Innovation Inc.
  (the "Company"), a Washington corporation, acquired all of the outstanding shares of common stock of The Millennium Business
  Group USA, Inc., ("MBG") a Nevada corporation, in a share exchange for an aggregate of 4,018,000 shares of common stock, 500,000 shares of voting preferred stock and 1,938,000 warrants of the Company (the "Exchange").

  The Agreement was approved by the unanimous consent of the Board of Directors and the shareholders of MBG as of March 24, 2003.
  The Agreement was also approved by the Board of Directors of the Company as of March 24, 2003. No Company shareholder vote was required.

  A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

  CONTROL OF THE COMPANY

  The Company had 8,511,000 shares of common stock issued and outstanding prior to the Exchange. MBG had 2,080,000 shares of Common A shares (the "Common A shares") and 1,938,000 Common B shares (the "Common B shares"). Pursuant to the Agreement, the holders of 2,080,000 shares of Common A shares will receive
  2,080,000 shares of the Company's common stock (on a one for one basis) and 500,000 (on a pro-rata basis) shares of the Company's voting preferred stock. Every share of voting preferred stock will have 20 votes compared to one vote for each share of Company common stock. Each share of voting preferred is also convertible into 2 shares of common stock of the Company. Also the holders of the 1,938,000 shares of MBG Common B Shares will receive 1,938,000 shares of the Company's common stock (one a one for one basis) and 1,938,000 warrants of the Company (on a one for one basis) with an exercise price of $0.05. The warrants will be exercisable one year after issuance for five years.
  Immediately upon the effectiveness of the Exchange, MBG became a wholly owned subsidiary of the Company and the current shareholders of MBG have voting control of the Company.

  Effective March 24, 2003, Andrew Willoughby and Don Walker were elected directors of the Company, pursuant to the Agreement. The
  Board of Directors of the Company was expanded to 3.

  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  The consideration to be exchange pursuant to the Agreement was negotiated between MBG and the Company. In evaluating the Exchange, the Company used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, business name and reputation, quality of management, and current and anticipated operations. MBG used similar criteria.

  The offering of the Company's shares to the shareholders of MBG was conducted pursuant to an exemption from registration pursuant to Rule 506 of Regulation D and Regulation S under the Securities Act of 1933, as amended (the "Act"). As a result, the 4,018,000 shares of the Company's common stock, the 1,938,000 shares of voting preferred stock and the 1,938,000 warrants to be held by the shareholders of MBG are "restricted securities" subject to Rule 144 of the Act.

                (A)DESCRIPTION OF BUSINESS

            This is a perfect blend of two companies;
            the Company is a vitamin-mineral-herb
            distribution company and MBG is a company with a strong and proven sales and marketing representation in the healthcare industry and a professional management team with a successful track record.

            MBG is currently a sales and marketing
            representative to numerous healthcare
            manufacturers and institutional healthcare distribution networks. MBG also has substantial market knowledge, analysis, pricing, and distribution expertise within the healthcare marketplace, as well as a proven ability to evaluate new products and subsequently establish new distribution channels for same, as well as negotiate, execute and successfully integrate new business.

                       MBG has strong alliances,
            affiliations and partnerships with several major manufacturing, distribution and or technology companies in the healthcare industry; some of these companies are listed as follows:

                                           Medical Mart
                                        Supplies Ltd.,
                                           Millennium
                                        Healthcare
                                        Corp., ("MHC")
                                        an MBG affiliate.
                                           Alternet
                                        Systems Inc.,
                                        (an OTCBB company)
                                           Native
                                        Investment Trade
                                        Association
                                        {"N.I.T.A."} and
                                        a National
                                        Aboriginal
                                        Healthcare
                                        Procurement and
                                        Distribution
                                        Initiative
                                        called N.I.T.A.
                                        HealthWEB/
                                           Microban
                                        Products Company.
                                           CIBRON
                                        Healthcare
                                        Corporation.
                                           Griffin
                                        Technologies Inc.

            This Exchange will provide the Company the ability to raise equity; to increase its marketing and distribution efforts for its vitamin, mineral and herb products and to expand into other healthcare avenues. Not only does this merger provide a much greater competitive position, and enhanced stability but, the prestige of a public company associated with a much more diverse business model not only significantly improves the Company's ability to successfully develop, implement and fulfill its primary business goals but, it also makes the Company much more appealing to potential public investors.

            MBG is a privately held corporation Nevada corporation based in Incline Village, Nevada whose business interests and assets all have a primary focus within the healthcare industry and relate to either product research and development and or the manufacturing, sales, marketing and or distribution of medical products and services .

            MBG's primary business function and mandate has been to create and or acquire certain healthcare products, business opportunities, licenses and or technologies (collectively the "assets"), so that it may further evaluate, develop, fund and manage either the potential commercialization, sub-license and or sale of these assets. It is the Company's intention to allow MBG to continue pursuing certain focused active business initiatives to either help expand the current business focus of the Company or to complement and enhance the Company's current mandate which is the marketing and distribution of select vitamins, minerals and herbs.

            Within the healthcare industry, MBG has
            attempted to pursue the above stated
            mandates by focusing its various resources and expertise in the following four (4) areas;


                 1)   INTELLECTUAL PROPERTY DEVELOPMENT/
                 TECHNOLOGY TRANSFER/LICENSING AGREEMENTS.

                                            MBG has an
                 established track record as an
                 intellectual property and technology
                 transfer company, and is the sole
                 Assignee of four (4) validly issued US
                 Patents (US Patent Nos; 5,527,182;
                 5,873,721; 6,283,573 and 6,126,4450)
                 and all related intellectual property
                 rights relating to the medical - dental
                 healthcare industry. In June, 2002,
                 these IP rights were used to
                 successfully defend MBG's Patent claims
                 in a patent infringement case in Nevada
                 Superior Court  that resulted in MBG
                 receiving an out-of-court monetary
                 settlement for a fully paid up royalty
                 based license.  In 2002, MBG had gross
                 sales revenues of approximately
                 $285,000.  Therefore MBG, has a proven
                 history of developing and managing
                 certain IP rights and technology
                 transfer issues and in successfully
                 licensing its various products and
                 services.    In 2003, it is MBG's
                 intention to further pursue additional
                 US and foreign dental implant
                 manufacturing companies which it feels
                 are also currently infringing on its
                 patent rights and claims.

                      Additionally, MBG is also a non
                 exclusive Licensing representative to
                 various industries for an antimicrobial
                 technology called "Microban" which is
                 owned by Microban Products Company,
                 Ltd. of Huntersville N.C., USA.  As a
                 Microban representative, MBG has the
                 right o represent the Microban
                 technology to potential healthcare
                 clients within both Canada and the
                 United States.


                               2)   INDUSTRY SPECIFIC
                    EXPERTISE/MARKET ANALYSIS/ PRODUCT
                    EVALUATION.

                                    MBG has substantial
                 market knowledge, analysis, pricing,
                 and distribution expertise within the
                 healthcare marketplace, as well as a
                 proven ability to evaluate new products
                 and subsequently  establish new
                 distribution channels for same, as well
                 as negotiate, execute and successfully
                 integrate new business.



                       3)         SALES AND MARKETING
                       REPRESENTATION TO NUMEROUS
                       HEALTHCARE MANUFACTURERS.

                       Due to MBG's affiliation with
                 certain affiliate companies namely
                 CIBRON Healthcare Corporation;
                 Millennium Business Group Canada Ltd
                 and Millennium Healthcare Corp, MBG
                 currently help fulfill the role of a
                 'Manufacturers Agent' or 'Sales and
                 Marketing Representatives' to a variety
                 of medical device manufacturers including;

                                    Pharmax International
                                    Energex Systems Inc.
                                    Medi-Flex Hospital
                 Products Inc.
                                    Medical Indicators
                                    Medical
                                    Sipco Industries
                 Ltd.

                 In this capacity, MBG helps to market,
                 promote and sell various products and
                 featured services [produced by these
                 manufacturers] and causes them to be
                 sold though existing healthcare
                 distribution networks.  MBG and its
                 affiliates are compensated for these
                 efforts by structuring a variety of
                 brokerage fees, consulting fees,
                 wholesale and or buy-sell arrangements
                 etc.

                  Because of current business
                 relationships that MBG enjoys with both
                 NITA HealthWEB and Medical Mart
                 Supplies - the second largest
                 healthcare  distribution business in
                 Canada,  MBG is able to incorporate the
                 distribution of certain medical
                 products and services into both the
                 Canadian hospital [acute care] and
                 extended care marketplaces [physicians
                 offices, nursing homes, out patient
                 facilities, dental market, medical labs
                 and home healthcare stores etc.] In
                 large part this is due to existing
                 registered vendor relationships that
                 MBG's affiliates at both Millennium
                 Healthcare Corp. ("MHC") and CIBRON
                 Healthcare Corporation ("CIRBORN") have
                 with MMart.

                   In addition to the above medical
                 device manufacturing clients, MBG and
                 its affiliates are currently exploring
                 both direct and in-direct business
                 relationships with a number of
                 additional medical device manufacturing
                 companies including;

                                    Pharmanex USA
                                    Ceapro Inc.
                                    Natunola Inc.
                                    Bio-Nova.

                 4)  BUSINESS DEVELOPMENT AGENT /CREATOR
                 OF NUMEROUS SM&D ALLIANCES/PROJECTS

                      MBG and its affiliates at National
                 Healthcare purchasing Services, Inc.,
                 ["NHPS"] of Incline Village Nevada,
                 have successfully created and developed
                 an exclusive partnership and strategic
                 alliance with a nationally recognized,
                 100% Aboriginal owned, Canadian
                 corporation, The Native Investment
                 Trade Association ["N.I.T.A."].
                 Together with N.I.T.A. and their
                 partners at;

                                     Medical Mart
                            Supplies Ltd.,
                                     Millennium
                            Healthcare Corp., ("MHC")
                            an MBG affiliate.
                                     Alternet Systems
                            Inc., [an OTCBB company]

                 NHPS [of which MBG is a shareholder]
                 has successfully executed a Letter
                 Agreement with its partners at Alternet
                 Systems Inc., which provides for the
                 exclusive [ten year] licensing rights
                 to a high speed satellite driven,
                 Internet based technology platform and
                 the use of the "HealthWEB" name as part
                 of a National Healthcare Procurement
                 and Distribution initiative, ( "N.I.T.A
                 HealthWEB") which shall service the
                 needs of various Canadian and US
                 Aboriginal healthcare communities.

                 MBG's existing partnership with NHPS,
                 N.I.T.A, the N.I.T.A HealthWEB and the
                 rest of its alliance partners provides
                 a very real opportunity to  incorporate
                 the distribution of the Company's
                 products into a highly targeted closed
                 loop distribution network of Indigenous
                 aboriginal communities throughout North
                 America.


            FORWARD LOOKING STATEMENTS

            This Form 8-K includes "forward-looking
            statements" within the meaning of Section
            27A of the 1933 Act and Section 21E of the Exchange Act. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objections, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates", or "does not anticipate", "plans", "estimates", or
            "intends" or stating that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved) are not statements of historical fact and may be "forward looking statements". All statements, other than statements of historical facts, included in this registration statement, including, without limitation, the statements under and located elsewhere herein regarding industry prospects and the Company's financial position are forward-looking statements.
            Forward-Looking Statements are based on
            expectations, estimates and projections at the time the statements are being made so that they involve a number of risks and uncertainties that could cause actual results or events to differ materially form those anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove to have been correct. A shareholder or prospective shareholder should bear this in mind when assessing the Company's business.

            RISK FACTORS ASSOCIATED WITH THE COMPANY AND
            ITS BUSINESS

            The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.




            LIMITED OPERATING HISTORY.

            The Company's limited operating history
            makes evaluation of the Company's current business and the forecasting of the Company's future results difficult. The
            Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. The Company has limited sales. The Company, therefore, is considered promotional and in its early formative and development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level.

            FUTURE GROWTH PREDICTIONS MAY BE INACCURATE.

            The Company's limited operating history
            makes the prediction of future results
            difficult or impossible.  Furthermore, the
            Company's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

            THE COMPANY ANTICIPATES INCURRING LOSSES
            INTO THE FUTURE.

            The Company anticipates incurring losses for the foreseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from the Company's services and products. The
            Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

            COMPETITION FROM LARGER COMPANIES IS EXPECTED.

            The industries in which the Company competes are intensely competitive and the Company competes and will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

                       ACCEPTANCE OF THE COMPANY'S
                       PRODUCTS IS UNPROVEN IN THE .
                       MARKET IN WHICH THE COMPANY
                       OPERATES.

            No assurance can be given that the Company's business model will be successful or that it can sustain revenue growth or be profitable.
             The market for the Company's products is
            rapidly developing and characterized as a
            typical "high-risk and high-return"
            industry. Moreover, because this market is rapidly evolving, it is difficult to predict its future growth rate, if any, and its ultimate size.

                       THE COMPANY'S ABILITY TO ATTRACT
                       ADDITIONAL FINANCING AS NEEDED
                       MAY AFFECT ITS FUTURE SUCCESS.

            The Company will require additional
            financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of their support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The
            Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund its marketing and distribution of its products, respond to competitive pressures or acquire complementary products, businesses or technologies. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution, and such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the
            Company's ability to incur debt and,
            accordingly, the Company could incur
            significant amounts of indebtedness to
            finance its operations.  Any such
            indebtedness could contain covenants that would restrict the Company's operations.
            There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.


                       ANY SIGNIFICANT DETERIORATION IN
                       THE GENERAL ECONOMIC CONDITIONS
                       WOULD HAVE AN ADVERSE EFFECT ON
                       THE COMPANY'S BUSINESS, RESULTS
                       OF OPERATIONS, AND FINANCIAL
                       CONDITION.

            The success of the Company's operations
            depends to a significant extent upon a
            number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability. Any significant deterioration in general economic conditions that adversely affects these companies could also have a material adverse effect on the Company's business, results of operations and financial condition.

                       NO DIVIDENDS DECLARED NOR ANY
                       LIKELY TO BE DECLARED IN THE FUTURE.

            The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future.
            The payment by the Company of dividends, if any, in the future rests with the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

                       THE POSSIBLE ISSUANCE OF
                       ADDITIONAL SHARES MAY IMPACT THE
                       VALUE OF THE COMPANY'S COMMON STOCK.

            The Company is authorized to issue up to 100
            million shares of common stock and 20
            million share of preferred stock. It is the Company's intention to issue more shares than are currently outstanding. Sales of substantial amounts of common stock
            (including shares issuable upon the exercise of stock options, the conversion of notes payable and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.


                       MARKET ACCEPTANCE.

            The viability of the Company is dependent upon the market acceptance of its current and future products. There is no assurance that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.


                       THE COMPANY'S ABILITY TO COMPETE
                       SUCCESSFULLY WILL DEPEND, IN
                       PART, ON ITS ABILITY TO PROTECT
                       ITS INTELLECTUAL PROPERTY RIGHTS,
                       WHICH THE COMPANY MAY NOT BE ABLE
                       TO PROTECT.

            The Company will rely on a combination of patent, trade secrets, copyright, and non-disclosure agreements and other contractual provisions and technical measures to protect its intellectual property rights. Policing unauthorized use of the Company's products is difficult, especially in foreign countries. Litigation may continue to be necessary in the future to enforce its intellectual property rights, to protect its trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity.
            Litigation could result in substantial costs and diversion of resources and could harm its business, operating results and financial condition regardless of the outcome of the litigation.


                       IF THE COMPANY IS ACCUSED OF
                       INFRINGING ON THE INTELLECTUAL
                       PROPERTY RIGHTS OF OTHER PARTIES,
                       IT MAY BECOME SUBJECT TO
                       TIME-CONSUMING AND COSTLY
                       LITIGATION.  IF THE COMPANY
                       LOSES, IT COULD SUFFER A
                       SIGNIFICANT IMPACT ON ITS
                       BUSINESS AND IT MAY BE FORCED TO
                       PAY DAMAGES.

            Third parties may assert that the Company's products infringe their proprietary rights, or may assert claims for indemnification resulting from infringement claims against it. Any such claims may cause the Company to delay or cancel presenting of its products or pay damages that could seriously harm its business, financial condition and results of operations. In addition, irrespective of the validity or the successful assertion of such claims, the Company could incur significant costs in defending against such claims.

                       THE COMPANY'S INVOLVEMENT IN
                       LITIGATION MAY BE EXPENSIVE, MAY
                       BE PROTRACTED, AND CONFIDENTIAL
                       INFORMATION MAY BE COMPROMISED.

            Whether or not the Company is successful in any litigation, the Company expects the litigation to consume substantial amounts of its financial and managerial resources.
            Further, because of the substantial amount of discovery required in connection with this type of litigation, there is a risk that some of the Company's confidential information could be compromised by disclosure.


                       THE COMPANY'S OFFICERS, DIRECTORS
                       AND ENTITIES AFFILIATED WITH THEM
                       CONTROL THE COMPANY.

            In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

                       LIMITED TRADING MARKET FOR THE
                       COMPANY'S COMMON STOCK.

            The value and transferability of the
            Company's common stock may be adversely
            impacted by the limited trading market for the stock, the penny stock rules and future share issuances. No assurance can be given that a market for the Company's common stock will develop or that it will be quoted on the NASD's Over-the-Counter Bulletin Board
            ("OTC-BB").

                       THE SALE OR TRANSFER OF THE
                       COMPANY'S COMMON STOCK BY
                       SHAREHOLDERS IN THE UNITED STATES
                       MAY BE SUBJECT TO THE SO-CALLED
                       "PENNY STOCK RULES."

            Under Rule 15g-9 of the Exchange Act, a
            broker or dealer may not sell a "penny
            stock" (as defined in Rule 3a51-1) to or affect the purchase of a penny stock by any person unless:
            (a)        such sale or purchase is exempt
            from Rule 15g-9;
            (b)        prior to the transaction the
            broker or dealer has (i) approved the
            person's account for transactions in penny stocks in accordance with Rule 15g-9, and
            (ii) received from the person a written
            agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and
            (c)        the purchaser has been provided
            an appropriate disclosure statement as to penny stock investment.

            The SEC adopted regulations that generally define a penny stock to be an equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to
            (i) an equity security issued by an issuer that has (A) net tangible assets of at least
            $2,000,000 if such issuer has been in
            continuous operations for at least three years, (B) net tangible assets of at least
            $5,000,000 if such issuer has been in
            continuous operation for less than three years, or (C) average revenue of at least
            $6,000,000 for the preceding three years;
            (ii) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (iii) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

            It is likely that shares of the Company's common stock, assuming a market were to develop in the U.S. therefore, will be subject to the regulations on penny stocks;
            consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of shareholders to sell their securities in the secondary market in the U.S. Moreover, the Company's shares may only be sold or transferred by the Company's shareholders in those jurisdictions in the U.S. in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

            ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
            INFORMATION AND EXHIBITS

            FINANCIAL STATEMENTS

            The financial statements of MBG required by Regulation S-B, Item 310(c) to be filed with this Form 8K will be filed within the sixty day time limit available to file said financial statements.

            EXHIBITS

            Exhibit No.             Description



            10.1                    Share Exchange Agreement By and Among Corporate Development and
            Innovation Inc, The Millennium
                                    Business Group USA,Inc. and the individual shareholders of MBG  dated as of March 24, 2003














            SIGNATURES

            Pursuant to the requirements of the
            Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            CORPORATE DEVELOPMENT AND INNOVATION INC..


               April 8, 2003       By_____________________
                       (Date)                 Name:
            Edwin Lao
                                                  Its:
               President

                      EXHIBIT INDEX


            Exhibit No.             Description



            10.1                    Share Exchange Agreement By and Among Corporate Development and
            Innovation Inc, The Millennium
                                    Business Group USA, Inc. and the individual shareholders of MBG  dated as of March 24, 2003
